Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AlphaRx, Inc. on Form 10-QSB/A for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, Michael Lee, as chief executive officer of AlphaRx, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

      1. The Report fully complies with the requirements of Section 13(a) of the Exchange Act; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of AlphaRx, Inc.


/s/ Michael Lee
---------------
Michael Lee
Chief Executive Officer
May 20, 2003


21